Yuma Energy, Inc.

February 2015



Cover photo: Masters Creek Austin Chalk well

Disclaimer and Important Information

Forward-Looking Statements

This presentation contains forward-looking information regarding Yuma Energy, Inc. that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on Yuma's current expectations, beliefs, plans, objectives, assumptions and strategies. Forward looking statements often, but not always, can be identified by using words such as "expects," "anticipates," "plans," "estimates," "potential," "possible," "probable," or "intends," or where Yuma states that certain actions, events or results "may," "will," "should," or "could" be taken, occur or be achieved. Statements concerning oil, natural gas liquids and natural gas reserves also may be deemed to be forward-looking in that they reflect estimates based on certain assumptions including that the resources involved can be economically exploited. Forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: operational risks in exploring for, developing and producing crude oil and natural gas; uncertainties involving geology of oil and natural gas deposits; uncertainty of reserve estimates; uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather such as hurricanes and other natural disasters; uncertainties as to the availability and cost of financing; fluctuations in oil and natural gas prices; risks associated with derivative positions; inability of our management team to execute plans to meet our goals; shortages of drilling equipment, oil field personnel and services; unavailability of gathering systems, pipelines and processing facilities; and the possibility that laws, regulations or government policies may change or governmental approvals may be delayed or withheld. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on assumptions, estimates and opinions of management at the time the statements are made. Yuma's annual report on Form 10-K for the year ended December 31, 2013, recent quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other Securities and Exchange Commission ("SEC") filings discuss some of the important risk factors identified that may affect its business, results of operations, and financial condition. Yuma does not assume any obligation to update forward-looking statements should circumstances or such estimates or opinions change.

Table of Contents

1. Executive Summary



Executive Summary

Yuma Energy, Inc., who recently completed a merger of Yuma Energy and Pyramid Oil, is a US-based oil and gas company focusing on exploration and development of conventional and unconventional oil and gas properties, primarily through the use of 3-D seismic surveys, in the US Gulf Coast and California.

Yuma Energy, Inc. Highlights[1]	
Stock Ticker (NYSE MKT)	YUMA
Common Stock Price[2]	$1.60
Market Capitalization[2]	$110 million
Adj. EBITDA Nine Months Ended 9-30-2014[3]	$13.1 million
Net Debt at 9-30-2014[4]	$15.4 million
Total Proved Reserves PV-10	21.2MMBOE[5] $445.2 million[5]
1P Reserves % Liquids	70%
Leasehold	80,000+ net acres

Core Assets


North Dakota
California
Texas
Louisiana

Oil production

Oil and gas production

(1) As of 9/30/2014 unless otherwise noted
(2) Based on closing stock price on 1/22/2015.
(3) Excludes Pyramid's EBITDA for the nine months ended 9-30-2014 through the acquisition date of September 10, 2014.
(4) Excludes our Series A Perpetual Preferred Stock that was issued in Oct 2014.
(5) As of 12/31/2013, combined Yuma and Pyramid.

Investment Highlights

High Quality Assets in Attractive Resource Plays	– Unconventional oil resource plays – substantial operating position in the Louisiana Austin Chalk, ~76,178(1) net acres with 69 operated and 14 non-operated development locations and ~965(1) net acres in the Bakken with 140 development locations. – Onshore liquids-rich conventional projects – identified through the use of 3-D seismic surveys (e.g. Livingston, Amazon), as well as low risk shallow oil wells in Kern and Santa Barbara Counties, California. – High impact deep onshore conventional prospects – located beneath known producing trends, identified through the use of 3-D seismic surveys (e.g. La Posada)
Substantial Existing Production and Identified Liquids-Rich Reserves	– Production of approximately 2,270 BOEPD(2) net to the Company's interest. – Independently engineered liquids rich 1P reserves of 21.2 MMBOE(1) and PV10 of $445.2 MM (1)(3). – Approximately 70% liquids.
Experienced Management Team and Board	– Core team of 43 full time employees with an average of approximately 30 years of industry experience, most of whom have worked together for a significant amount of time. – Board of Directors with significant experience managing public companies in the exploration and production sector and realizing value for shareholders in the Gulf Coast region.
Successful Track Record	– Yuma's in-house technical expertise is widely recognized within the industry – intends to continue to assemble projects with considerable potential and scale. – Track record of successful organic growth through 3-D prospect generation – since 1993 Yuma's 3-D activities have achieved a 78% exploration drilling success rate (43 discoveries on 55 prospects drilled). – Track record of value enhancing growth through value accretive acquisitions (e.g. Austin Chalk acquisition).

(1) As of December 31, 2013.
(2) Based upon the average daily production for Yuma for the nine months ended September 30, 2014.
(3) Yuma reserves were calculated by Netherland Sewell & Associates ("NSAI") and Pyramid's reserves were calculated by MHA Petroleum Consultants ("MHA").

Company Overview

Breakdown of Proved Reserves



PDP
20%
PDNP
6%
PUD
74%
Gas
30%
NGL
13%
Oil
57%

Proved Reserves ($MM) (1)



$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$445.2
3,088%
$14.0
Pyramid
Yuma Pro Forma (1)

Production (Boe/d) (2)



3,000
2,500
2,000
1,500
1,000
500
0
2,270
2,002%
108
Pyramid
Yuma Pro Forma (1)

Proved Reserves (Mboe) (1)



25,000
20,000
15,000
10,000
5,000
--
21,229
4,598%
452
Pyramid
Yuma Pro Forma (1)

(1) Yuma Pro Forma for the merger with Pyramid as of December 31, 2013.
(2) Based upon the average daily production for Yuma for the nine months ended September 30, 2014.

Track Record of Finding and Developing Successful Prospects

- **From 1983 Through 2014 Yuma Has:**
  - Generated 225 total prospects.
  - 222 of those historical prospects were promoted to industry partners and drilled (i.e. on a carried basis).
  - Achieved a 78% exploration drilling success rate (43 discoveries on 55 prospects drilled) on Yuma's 3-D projects.
- **Demonstrates Yuma's Ability to:**
  - Find oil and gas assets in all cycles of the E&P business.
  - Generate prospects that have been subject to the rigorous diligence standards of industry leading multinational energy, oil and gas companies.

Select Yuma Partners

nexen, Stone Energy, Carrizo, ConocoPhillips, Chesapeake Energy, Shell, Newfield, OXY, ExxonMobil, EnergyXXI, PetroQuest Energy, Inc., Petrohawk, Hess, devon, eog resources

Yuma Discoveries Since 1993



DAVIS RANCH
Mississippian
BRYCELAND
Hosston
LIVINGSTON
Olympic - Tuso/ Musial - Wilcox
LAKE MACHIAS
Tex W
STUARD'S BLUFF
Tex W
GARDINER ISLAND
5900' Sand
BLIND PASS
6500' Sand
RAPALA/LAKE CAMPO
Miocene
MAIN PASS BLK 9.
7300' / 7400' / 8400'
RACCOON IS.
Miocene
ADEMA POND
Middle Miocene
TREASURE BAY
Tex W
BRANVILLE BAY
Middle Miocene
AMBERJACK
Middle Miocene
CAVIAR
Middle Miocene
CHICO ISLAND
KENT BAYOU
Miocene
TREGRE
Miocene
PIERRE PASS
Planulina
S.W. SUNSHINE
Marg Tex
CHALKLEY
BECKWITH / BUHLER
Hackberry
BON AIR
Hackberry
KENDELTON
Miocene & Frio
NEW TAITON
Upper Wilcox
W. CLODINE
Yegua
GRACEY RANCH
M. Wilcox/Yegua/ Frio
CEDAR POINT
Vicksburg
S.W. SPEAKS
Deep Wilcox
FENNER
Yegua
BORCHERS
Yegua
NORTH FANNIN
Miocene & Frio
4 SISTERS
Miocene & Frio
BARBER
Yegua
HANCOCK RANCH
Miocene & Frio
SWAN LAKE
Frio
LONE OAK
Vicksburg
ELM GROVE
Frio
HOLLY
Vicksburg
S.W. FISHERS REEF
Vicksburg
AMAZON
Cib Haz / Marg Tex / Hackberry
COTE DE MER
Cris A
TAOS
LA POSADA
-Planulina
PATTERSON
CHACAHOULA
Dibert / Big 2
YUMA
DISCOVERIES
1993 - 2014
3-D Surveys Delineated by Yuma
Other 3-D Surveys
New Yuma 3-d Surveys

Experienced management team in place

Sam Banks *CEO, President & Chairman*	– Founder and majority owner of Yuma Energy, Inc. – 37 years of experience in the oil and gas industry – Previously held position as Assistant to President of Tomlinson Interest, a private independent oil and gas company
Paul McKinney *Executive VP & COO*	– Joined Yuma in October 2014 – over 30 years of experience in the oil and gas industry – Previously served as Region Vice President, Gulf Coast Onshore Region and as Manager, Corporate Reservoir Engineering for Apache Corporation. Paul commenced his career with Anadarko Petroleum Corporation and held a variety of roles at Anadarko over a 23 year period, including his last title as Vice President of Reservoir Engineering
Kirk Sprunger *CFO & Treasurer*	– Joined Yuma in 1996 – 39 years of experience in finance – Previously held positions at Arthur Andersen, Blocker Energy Corporate, AN-SON Corporation, Terry Companies, St. Paul Oil and Gas Corporation, TGX Corporation and Horizon Directional Systems
James Jacobs *Vice President Corporate and Business Development*	– Joined Yuma in 2013 – 13 years experience in the financial services and energy sectors – Previously held positions at Houston American Energy (CFO, Treasurer and Secretary) and Sanders Morris Harris (Vice President Energy Investment Banking)
Mark Hartman *Vice President Exploration*	– Joined Yuma in 2004 – 31 years of experience in the oil and gas industry – Commenced his career with Shell E&P in Houston and held a variety of roles at Shell over a 14 year period. In 1996, joined Meridian Resources as a Staff Geophysicist followed by Vice President of Exploration. In 2001, Mark rejoined Shell E&P as a Senior Staff Geophysicist where he managed the South Texas Exploration team
Sheldon Cote *Vice President Production*	– Joined Yuma in 2013 – 20 years of experience in the oil and gas industry – An expert in artificial lift systems, Sheldon has consulted for Pioneer (Eagle Ford Shale), BP (Indonesia, New Mexico, and Wyoming) and Cameron (USA and International). Sheldon holds several patents related to down-hole production equipment which he licenses to several independent oil companies
Alex Dyes *Senior Reservoir Engineer*	– Received his B.A. of Science in Petroleum Engineering from the University of Texas at Austin. Prior to joining Yuma, Mr. Dyes worked at Apache Corporation, gaining a strong operations background in both production and drilling operations, and most recently serving as Senior Reservoir Engineer. – Brings to Yuma 7 years of industry experience in conventional and unconventional reservoirs in multiple basins including Permian, Anadarko, South Texas, Gulf Coast, Central East Texas, SE Louisiana inland waters, and Mississippi.

Extensive experience working together


2014
2013
2012
2011
2010
2009
2008
2007
2006
2005
2004
2003
2002
2001
2000
1999
1998
1997
1996
1995
1994
Management
Sam Banks
Chairman, President & CEO
Paul McKinney
Executive VP & COO
Kirk Sprunger
Treasurer & CFO
James Jacobs
VP Corporate Dev
Mark Hartman
VP Exploration
T.J. Lafosse
VP Facilities
Sheldon Cote
VP Production
Rick Talbot
Controller
Alex Dyes
Senior Reservoir Engineer
Board members
Richard Stoneburner
James Christmas
Frank Lodzinski
Ben Morris
Richard Volk

Independent Board of Directors with significant experience

Sam L. Banks *CEO, President & Chairman*	– See management team
Richard K. Stoneburner	– Began his career as a geologist in 1977 – Joined Petrohawk Energy in 2003, where he led Petrohawk's exploration program from 2005 to 2007 prior to serving as the company's President and COO from 2007 to 2011 – After BHP Billiton acquired Petrohawk in 2011, he was appointed President of the North America Shale Production Division where he managed operations in the Fayetteville Shale, the Haynesville Shale, the Eagle Ford Shale, and the Permian Basin divisions – Currently serves on the Board of Directors of Newfield Exploration and Cub Energy and serves as a Senior Advisor to the private equity firm Pine Brook Partners
James W. Christmas	– Mr. Christmas has extensive experience in oil and gas company growth issues, with a focus on capital structure and business development strategies – Served as President and CEO of KCS from 1988 until 2003, and Chairman of the Board and CEO from 2003 until KCS's merger into Petrohawk in August 2011 where he continued to serve as Vice Chairman until the sale to BHP. At the request of BHP, he continues to serve as a director of Petrohawk and Chairman of its financial reporting committee – Currently serves on the Board of Directors of Halcon Resources Corporation, serves on the Advisory Board of the Tobin School of Business at St. John's University in New York where he is a guest lecturer of a graduate class in entrepreneurship
Frank A. Lodzinski	– Mr. Lodzinski has more than 43 years of oil and gas industry experience, including the successful completion of several mergers and business combinations – In 1984, Mr. Lodzinski formed Energy Resource Associates which acquired interests in oil and gas limited partnerships that were later exchanged for shares of Hampton Resources, which was ultimately sold to Bellwether Exploration in 1995. In 1996, Mr. Lodzinski acquired Cliffwood Oil and Gas and then a controlling interest in Texoil where he served as President, CEO, and a Director. Texoil was sold to Ocean Energy in 2001 – From 2001 to 2004, served as President, CEO, and Director of AROC to direct the restructuring and ultimate liquidation of the company in 2004. In 2004, Mr. Lodzinski formed Southern Bay Energy and merged that company into GeoResources, Inc. – Served as President, CEO, and a Director until GeoResources was sold to Halcon Resources Corporation for approximately US$1 billion in 2012
Ben T. Morris	– Mr. Morris has an extensive financial background, with over 20 years of experience in many aspects of the financial sector – Began his career as an accountant at Price Waterhouse & Co. in 1967, and in 1973 joined Mid American Oil and Gas Inc. as CFO and later became President of the company – From 1980 to 1986, served as COO of Tatham Corp., a privately held oil and gas company – Former CEO of the Sanders Morris Harris Group, a financial services and wealth management company he co-founded in 1987 – Serves on the Board of Directors of Gulfport Energy Corporation. Served on the boards of several public companies including Capital Title Group (1998-2006), American Equity Investment Life Holding Company (1997-2006), and Tyler Technologies, Inc, (2002-2005), where he served as Chairman of the Audit committee
Richard W. Volk	– Mr. Volk is a consultant specializing in the formulation and implementation of long-term strategies for oil and gas companies and other clients. Mr. Volk has been an advisor to Yuma since 1993 and joined the Board of Directors of the Company in July 2011 – Began his oil and gas career in 1960 with Plains Exploration Company which merged into Cardinal Petroleum Company in 1969 – In 1973 he was appointed President and CEO of Clinton Oil Company, which was subsequently renamed Energy Reserves Group and in 1985 was acquired by BHP Petroleum (America), of which Richard was Chairman and CEO – After presiding over the successful consolidation of BHP Petroleum and Monsanto Oil Company, Mr. Volk relocated to Australia as General Manager and CEO of BHP Petroleum's Australia/Asia Division

2. Property Overview



Diversified Portfolio of Oil and Gas Assets

- Broad liquids-rich portfolio of development assets with proved reserves, with a focus on onshore Louisiana
- Interest in the Bakken / Three Forks unconventional resource play in North Dakota
- Interest in oil assets in Kern and Santa Barbara Counties, California

Asset locations [1]



Unconventional liquids rich resource play
High impact deep delineated 3-D prospects
Proprietary and/or delineated 3-D oil projects
Oil production
Louisiana
Masters Creek
– 76,178 net acres (~54% to 69% WI)[2]
La Posada
– 429 net acres (12.5% WI)
Amazon
– 1,105 net acres (~36% WI)
Livingston
– 2,784 net acres (~33% WI)
Legacy production
– Gardiner Island
– Lake Fortuna
– Branville Bay
– Chacahoula
Bakken
– 965 net acres (~5% WI)
North Dakota
Louisiana
California
– 1,403 net acres
– (100% WI)
Oil production
Oil and gas production

(1) Acreage numbers as of December 31, 2013.
(2) Assumes maximum partner participation.

La Posada – Vermilion Parish, Louisiana

High impact deep producing asset

Asset overview

Working interest	– 12.5%
Operator	– PetroQuest (refers to the prospect as "La Cantera")
Acres	– 8,590 gross acres (429 net acres)
Overlaying 3-D seismic area	– 40 square miles
Formation(s)	– Lower Cris R at 17,700ft to 18,250ft
Comments	– Significant oil and gas prospect discovered using Yuma delineated 3-D – The prospect was successfully tested on the southern portion of the structure by the operator PetroQuest in 2011 – Three producing wells (Thibodeaux-1, Broussard-2 and Broussard-1 ST) – Promoted to Petroquest, Stone, Walter, Wagner, JGC, Chalkley and others

Discovery map



ERATH FIELD
CUM PROD 43 MMBO + 1.2 TCFG
TIGRE LAGOON FIELD
CUM PROD 20 MMBO + 421 BCFG
LA POSADA DISCOVERY (200 BCFE)
BAYOU HEBERT FIELD (2012)

Masters Creek Austin Chalk

Top tier U.S. unconventional liquids-rich play (proved reserves – 83% liquids)

Asset overview

Average working interest	– ~54% to 69%[1]
Operators	– Yuma – Swift Energy and Indigo Minerals (non-operated acreage)
Acres	– 106,540 gross (76,178 net to Yuma)
Formation(s)	– Austin Chalk
Drill & complete expected capex per well	– ~US$11m/well (gross)
Comments	– 69 operated PUD locations, 14 non-operated PUD locations – Primary development by infill drilling – 48 producing wells (34 operated) – 36 salt water disposal wells – Over-pressured and regionally charged oil and gas reservoir, intensely fractured along a sub-regional trend – Potential to expand the play through acquisitions

Austin Chalk – Infill Analogs Greater Masters Creek



Source: SONRIS (Louisiana Department of Natural Resources)

Yuma leasehold – greater Masters Creek area


Yuma Operated Acreage
Yuma Non-Operated Acreage
Producing Units 1200 – 2500 Acres
Infill Locations
Existing Wells

(1) Assumes maximum partner participation

3. Financial Overview



SF
SOUTHERN FLOW
COMPANIES, INC.
METER NUMBER
TIME PUT ON
DATE PUT ON
TUBE & ORF. SIZE
TIME TAKEN OFF
SIGNED
TEMPERATURE
PRESSURE
DIFFERENTIAL
Yuma
#2D
11:30A
8.21 2008
MP 2
2x1

Yuma 3rd Quarter Financial Snapshot

Unaudited Financial Statements

Balance Sheet
($MM)
(as of September 30, 2014)

	Yuma
Current Assets	$22.79
Net Oil and Gas Properties	105.30
Other Assets	11.38
Total Assets	**$139.47**
Current Liabilities	$27.54
Long Term Debt	24.96
Other Noncurrent Liabilities	28.03
Preferred Stock(1)	-
Total Equity	58.94
Total Liabilities & Equity	**$139.47**

Income Statement
($MM)
(nine months ended September 30, 2014)

	Yuma
Revenues	31.45
Expenses	36.17
Income (loss) from operations	(4.72)
Other Income (expenses) (2)	(0.31)
Income tax expense (benefit)	(1.71)
Net Income (loss)	**($3.32)**
Earnings (Loss) per Common Share	
Basic	(0.05)
Diluted	(0.05)
Weighted Average Shares Outstanding	
Basic & Diluted	68.9 million
Diluted	68.9 million
Yuma Adj. EBITDA for the nine months ended 9-30-2014(3)	**$13.1 MM**

(1) Excludes our Series A Perpetual Preferred Stock that was issued in Oct 2014.
(2) Excludes change in fair value of preferred stock.
(3) Excludes Pyramid's EBITDA for the nine months ended 9-30-2014 through the acquisition date of September 10, 2014.

Active Hedge Management

Current Hedging Positions (1)

Oil Hedges October 2014 through 2016							
	Basis	Volume Hedged	Floor	Ceiling	Swaps	Short Puts	Reverse Swaps
2014	NYMEX WTI	11,400	$91.00	$103.70		$69.34	
	NYMEX WTI	43,375			$95.46		
	Argus LLS	10,453			$99.40		
	NYMEX WTI	13,500			$89.34	$70.00	
	NYMEX WTI	(33,999)					$95.30
Total		44,729					
2015	NYMEX WTI	89,512	$86.49	$104.36		$65.82	
	NYMEX WTI	27,588	$90.00 *			$75.00 *	
Total		117,100					
2016	NYMEX WTI	70,263	$92.38	$106.39		$72.38	

* Includes a $5.56 premium to be paid per barrel (27,588 barrels) not included in average price calculation.

Gas Hedges October 2014 through 2016							
	Basis	Volume Hedged	Floor	Ceiling	Swaps	Short Puts	Reverse Swaps
2014	NYMEX	415,862	$4.07	$4.35		$3.30	
	NYMEX	382,570			$4.05		
	NYMEX	(122,974)					$4.27
Total		675,458					
2015	NYMEX	2,377,371	$4.00	$4.47		$3.25	
	NYMEX	458,622			$4.08		
	NYMEX	(293,234)					$4.33
Total		2,542,759					
2016	NYMEX	1,122,533	$4.10	$4.35		$3.25	

(1) As of September 30, 2014.

Summary

- High Quality Assets in Attractive Resource Plays
- Substantial Existing Production and Identified Liquids-Rich Reserves
- Experienced Management Team and Board
- Successful Track Record

Appendix A: Additional Property Details

Livingston – St. Helena and Livingston Parishes, Louisiana

Oil project – 3-D delineated

Asset Overview

Working interest	– ~33%
Operator	– Yuma
Acres	– 8,489 gross acres (2,784 net acres)
Overlaying 3-D seismic area	– 138 square miles
Formation(s)	– Tuscaloosa sand (oil) at 15,000 ft – Wilcox sand (oil) at 10,000 ft
Drill & complete expected capex per well	– ~US$5m/well (gross) for Tuscaloosa – ~US$2.5m/well (gross) for Wilcox
Comments	– Four wells are producing from the Lower Tuscaloosa, two wells are producing from the Wilcox – Yuma has identified three new prospects within the Livingston 3-D seismic area (Livingston): Glacier, Joshua and Carlsbad (see map)

Producing Fields and Prospect Map(1)



St. Helena Parish
Livingston Parish
3-D Seismic Outline
138 square miles
2012 YUMA Discovery
1 MMBO
2012 YUMA Discovery
400 MBO
Carlsbad Prospect
Glacier Prospect
Joshua Prospect
Lower Cretaceous Shelf Edge
Oil discovery
Gas discovery
Prospect / lead

(1) Source: Historical production sourced from Louisiana State Production Records via HIS.

Amazon – Jefferson Davis and Calcasieu Parishes, Louisiana

Yuma delineated 3-D oil project

Asset overview

Working interest	– ~36%
Operator	– Yuma
Acres	– 3,035 gross acres (1,105 net acres)
Overlaying 3-D seismic area	– 70 square miles
Formation(s)	– the Lower and Middle Frio (Hackberry) and Upper Frio (Marg tex, Cib haz and Camerina) formations, which are typically found at between 9,000 and 13,000 feet
Drill & complete expected capex per well	– ~US$6.0m/well (gross)
Comments	– Delineated 3-D project – Amazon 3-D located in a successful Hackberry / Frio trend – Multiple 3-D AVO amplitude prospects identified and ready to drill

Prospect map(1)


Pre 3-D Area Cumulative Production 733 BCF; 29 MMBO
Iowa
Cum. Prod. Post 3D - 11 BCF; .76 MMBO
14 of 17 Wells
Cum. Prod. Post 3D 32 BCF; 2.3 MMBO
Manchester
Bon Air
Bell City
Holmwood
Hayes
Cum. Prod. Post 3D - 40 BCF; 2.6 MMBO
Cum. Prod. Post 3D - 96 BCF; 1.6 MMBO
Amazon 3-D Outline
New 3D Prospects
Discoveries post 3-D
Discoveries pre 3-D

Note: Map shows historical production post Amazon 3-D shoot

(1) Source: Historical production sourced from Louisiana State Production Records via HIS.

California – Primary Assets in Kern and Santa Barbara Counties

Operated – U.S. conventional oil play

Asset overview

Working interest	– 100%
Operator	– Yuma
Acres	– 1,403 net acres
Formation(s)	– Pliocene, Miocene, Oligocene & Eocene age
Drill & complete capex / well	– Under Evaluation
Comments	– Currently conducting an internal review of all of our California properties to ascertain areas of interest and future upside. – Our primary focus is identifying infill drilling locations and PDNP recompletions on our California oil assets.

California Leasehold map



McDonald Anticline
Lost Hills
Carneros Creek
Chico Martinez
Mid Way Sunset
Edison
Mountain View
Cat Canyon
Santa Fe Springs
Coyote East
KINGS
KERN
CUYAMA BASIN
SANTA BARBARA
SANTA MARIA BASIN
VENTURA
VENTURA BASIN
LOS ANGELES

Legacy producing assets

Lake Fortuna field (Raccoon Island), Chacahoula field and Chandeleur Block 71

Asset overview

Lake Fortuna field	Working interest & net revenue interest	– Working interest: 91% – Net revenue interest: 64.7%
	Acres	~295 gross acres (269 net acres)
Chacahoula field	Working interest & net revenue interest	– Working interest: 23.8-36.2% – Net revenue interest: 16.6-25.6%
	Acres	– 69 gross acres (20 net acres)
Chandeleur Block 71	Working interest & net revenue interest	– Working interest: 30% – Net revenue interest: 21.9%
	Acres	– 1,343 gross acres (348 net acres)

Key leasehold maps

Lake Fortuna field (Raccoon Island)


Eloi Bay
Raccoon Island Prospect
Lake Fortuna
N. Black Bay
W. Black Bay
Black Bay
E. Black Bay
SE. Black Bay
Breton Sound 20

Chacahoula field


ASSUMPTION
ST. MARTIN
LAFOURCHE
TERREBONNE

Bakken / Three Forks Project – McKenzie County, North Dakota

Non-operated – U.S. unconventional play

Asset overview

Working interest	– ~5%
Operators	– Zavanna, LLC and Emerald Oil
Acres	– 18,513 gross acres (965 net acres)
Formation(s)	– Bakken / Three Forks
Drill & complete expected capex per well	– ~US$10m/well (gross)
Comments	– Approximately 140 remaining drilling locations – Significant future infill and Three Forks development potential – Approximately 96.2% of acreage is held by production – Have rights to develop all depths of acreage on leases – Partners include Zavanna, Emerald and Halcon – Offset operators include Oasis, Statoil, Continental, Petro-Hunt, Whiting and Triangle

Leasehold map


WILLISTON BASIN
YELLOWSTONE PROSPECT
SE HR PROSPECT
Yuma Acreage

Appendix B: Supplemental Data / Contact Information

Adjusted EBITDA Calculations

Reconciliation to Unaudited Company Financials

Yuma Energy Historical[1]	Dec-13[2]	Sept-13[3]	Sept-14[3]
$'000	Fiscal Year	9 Months	9 Months
Net Income	(33,050.1)	(7,067.4)	(18,997.7)
Add: DD&A	12,077.4	7,315.1	15,604.3
Add: Interest Expense, net	560.3	482.6	316.9
Add: Income tax expense	3,080.3	(1,998.8)	(1,710.6)
EBITDA	**(17,332.1)**	**(1,268.5)**	**(4,787.2)**
Add: Costs related to public listing	27.1	-	2,729.5
Add: Change in value of preferred stock derivative liability	26,258.6	7,581.2	15,676.8
Add: Accretion of asset retirement obligation	668.5	464.3	438.7
Add: Bank mandated commodity derivative novation cost	175.0	175.0	-
Deduct: Amortization of (benefit) cost from commodity derivatives (sold) and purchased, net	(72.6)	(54.4)	(70.3)
Add: Net commodity derivatives mark-to-market (gain) loss	231.9	(439.5)	(921.0)
Adjusted EBITDA	**9,956.3**	**6,458.1**	**13,066.5**

(1) Excludes Pyramid's EBITDA for the nine months ended 9-30-2014 through the acquisition date of September 10, 2014.
(2) Form 424B3 Filed 8/11/2014.
(3) Form 10Q Filed 11/14/2014.

Reserve Summary

Reserve Report Summary (1)

Total	Pro Forma Combined Entity					
		Net Oil	Net Gas	Net NGL	Total (2)	PV-10
		Mbbls	*MMcf*	*Mbbls*	*Mboe*	*$MM*
	PDP	1,537	6,142	285	2,846	88.7
	PDNP	520	4,189	208	1,425	27.4
	PUD	10,008	28,056	2,275	16,958	329.1
	Proved	**12,064**	**38,386**	**2,767**	**21,229**	**$ 445.2**

(1) Reserve report summary utilizes SEC pricing as of December 31, 2013. Pyramid reserves were calculated by MHA and Yuma reserves were calculated by NSAI.
(2) Assumes a ratio of one barrel of oil per 6 Mcf of natural gas.

Standardized Measure

SEC PV-10 Reconciliation to Standardized Measure[1]

Direct interest in oil and gas reserves:	*($ in millions)*
Present value of estimated future net revenues (PV-10)[2]	$445.2
Future income taxes at 10%	(109.8)
Standardized measure of discounted future net cash flows	$335.4

(1) Present Value Discounted at 10% ("PV10") is a Non-GAAP measure that differs from the GAAP measure "standardized measure of discounted future net cash flows" in that PV10 is calculated without regard to future income taxes. PV10 does not necessarily represent the fair market value of oil and gas properties. PV10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP.

(2) Present value of estimated future net revenues utilizes SEC pricing as of December 31, 2013. Pyramid reserves and PV-10 were calculated by MHA and Yuma reserves and PV-10 were calculated by NSAI.

Merger Overview

Strategic Combination

Yuma Energy, Inc.	Pyramid Oil Company
(NYSE MKT: YUMA) Stockholders own 93% Of Combined Company	Stockholders own 7% Of Combined Company

Transaction Details

- **Pyramid Oil Company and Yuma Energy, Inc., a privately held entity, entered into a definitive merger agreement on February 6, 2014.**
- **The Transaction closed on September 10, 2014; the new trading symbol for the combined company is "YUMA".**
- **The combined company issued 66.3 million shares of common stock to former Yuma stockholders for a total outstanding of approximately 71.2 million shares (including the issuance of future RSAs in 2015).**
- **Pyramid Oil Company changed its name to "Yuma Energy, Inc." and the headquarters of the combined company is located in Houston, Texas.**
- **Yuma Energy, Inc. is led by Sam Banks who is the CEO, President and Chairman of the combined company.**

Contact Information

Yuma Energy, Inc.

Sam L. Banks
Chairman, President and Chief Executive Officer

James J. Jacobs
VP of Corporate and Business Development

Corporate Headquarters
1177 West Loop South, Suite 1825
Houston, Texas 77027
(713) 968-7000

Website
www.yumaenergyinc.com